Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the American Woodmark Corporation (the “Company”) Annual Report on Form 10-K for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kent B. Guichard, Senior Vice President, Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2003	/s/ KENT B. GUICHARD

Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer